Exhibit 10.23

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 23, 2020, by and among Eyenovia, Inc., a Delaware corporation, with headquarters located at 295 Madison Avenue, Suite 2400, New York, New York 10017 (the “Company”), and the Investors (as hereinafter defined).

WHEREAS:

A.       Pursuant to the Securities Purchase Agreement by and among the Company and the buyers named therein (the “Buyers”) of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer units (the “Units”).

B.       Each Unit shall consist of (i) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (which aggregate number for all Buyers together shall be 2,675,293 shares of Common Stock and shall collectively be referred to herein as the “SPA Shares”), and (ii) two warrants consisting of a one-year warrant to purchase 0.5 of a share of Common Stock (the “Class A Warrants”) and a five-year warrant to purchase 0.75 of a share of Common Stock (the “Class B Warrants”), both in substantially the form attached hereto as Exhibit A (the Class A Warrant and Class B Warrant, collectively, the “SPA Warrants” and the shares of Common Stock underlying the SPA Warrants, the “SPA Warrant Shares”).

C.       In connection with the transaction described above, the Company has agreed to provide certain registration rights to the Buyers under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.       Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)       “Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC.

(b)       “Additional Effectiveness Deadline” means the date which is the earlier of (x) (i) the date which is one hundred twenty (120) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(c)       “Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

(d)       “Additional Filing Deadline” means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the Initial Effective Date or the most recent Additional Effective Date, as applicable.

(e)       “Additional Registrable Securities” means, (i) any Cutback Shares not previously included on a Registration Statement, and (ii) any capital stock of the Company issued or issuable with respect to the SPA Shares, the SPA Warrants, the SPA Warrant Shares or the Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercise of the SPA Warrants; provided, that any such Additional Registrable Securities shall cease to be Additional Registrable Securities to the extent: (i) a Registration Statement with respect to the sale of such Additional Registrable Securities has become effective under the 1933 Act and such Additional Registrable Securities have been disposed of pursuant to such Registration Statement; (ii) such Additional Registrable Securities are able to be sold pursuant to Rule 144 without regard to the volume and manner of sale limitations contained thereunder and without the requirement of the Company to comply with Rule 144(c)(1); (iii) such Additional Registrable Securities shall have been otherwise transferred and no longer bear a legend restricting transfer under the 1933 Act, and may be resold without registration under the 1933 Act; or (iv) such Additional Registrable Securities cease to be outstanding.

(f)       “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of any Additional Registrable Securities.

(g)       “Additional Required Registration Amount” means any Cutback Shares not previously included on a Registration Statement, without regard to any limitations on the exercise of the SPA Warrants.

(h)       “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(i)       “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(j)       “Cutback Shares” means any of the Initial Required Registration Amount or the Additional Required Registration Amount of Registrable Securities not included in any Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. The number of Cutback Shares shall be allocated pro rata among the Investors with each Investor entitled to elect the portion of its Common Shares and/or SPA Warrant Shares that are to be considered Cutback Shares. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, the SPA Warrant Shares shall be excluded on a pro rata basis among the Buyers until all of the SPA Warrant Shares have been excluded and thereafter the SPA Shares shall be excluded on a pro rata basis among the Buyers until all of the SPA Shares have been excluded.

(k)       “Effective” and “effectiveness” refer to a Registration Statement that has been declared effective by the SEC and is available for the resale of the Registrable Securities required to be covered thereby.

(l)       “Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

(m)       “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(n)       “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE MKT LLC, The NASDAQ Global Select Market or The NASDAQ Global Market.

(o)       “Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

(p)       “Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

(q)       “Initial Effectiveness Deadline” means the date which is ninety (90) calendar days after the Initial Filing Date; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(r)       “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

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(s)       “Initial Filing Deadline” means the date which is the later of thirty (30) calendar days after (i) the Closing Date or (ii) the date the Company files its Annual Report on Form 10-K for the year ended December 31, 2019.

(t)       “Initial Registrable Securities” means (i) the SPA Shares issued, (ii) the SPA Warrant Shares issued or issuable upon exercise of the SPA Warrants and (iii) any capital stock of the Company issued or issuable with respect to the SPA Shares, and the SPA Warrant Shares or the SPA Warrants, in each case as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercise of the SPA Warrants; provided, that any such Initial Registrable Securities shall cease to be Initial Registrable Securities to the extent: (i) a Registration Statement with respect to the sale of such Initial Registrable Securities has become effective under the 1933 Act and such Initial Registrable Securities have been disposed of pursuant to such Registration Statement; (ii) such Initial Registrable Securities are able to be sold pursuant to Rule 144 without regard to the volume and manner of sale limitations contained thereunder and without the requirement of the Company to comply with Rule 144(c)(1); (iii) such Initial Registrable Securities shall have been otherwise transferred and no longer bear a legend restricting transfer under the 1933 Act, and may be resold without registration under the 1933 Act; or (iv) such Initial Registrable Securities cease to be outstanding.

(u)       “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the resale of the Initial Registrable Securities.

(v)       “Initial Required Registration Amount” means the sum of (i) the number of SPA Shares issued and (ii) the maximum number of SPA Warrant Shares issued and issuable pursuant to the SPA Warrants, each as of the Trading Day immediately preceding the applicable date of determination, without regard to any limitations on the exercise of the SPA Warrants.

(w)       “Investors” means the investors listed on the Schedule of Investors attached hereto and any other holder of Registrable Securities that is a party to this Agreement or that succeeds to the rights hereunder in accordance with Section 9.

(x)        “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(y)       “Principal Market” means The NASDAQ Capital Market.

(z)       “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(aa)     “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities; provided, that any such Registrable Securities shall cease to be Registrable Securities to the extent: a Registration Statement with respect to the sale of such Registrable Securities has become effective under the 1933 Act and such Registrable Securities have been disposed of pursuant to such Registration Statement; (ii) such Registrable Securities are able to be sold pursuant to Rule 144 without regard to the volume and manner of sale limitations contained thereunder and without the Company’s requirement to comply with Rule 144(c)(1); (iii) such Registrable Securities shall have been otherwise transferred and no longer bear a legend restricting transfer under the 1933 Act, and may be resold without registration under the 1933 Act; or (iv) such Registrable Securities cease to be outstanding.

(bb)     “Registration Statement” means the Initial Registration Statement and the Additional Registration Statement, as applicable.

(cc)     “Required Holders” means the holders of at least a majority of the Registrable Securities.

(dd)     “Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

(ee)     “Rule 144” means Rule 144 (or any successor thereto) promulgated under the 1933 Act.

(ff)     “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

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(gg)     “SEC” means the United States Securities and Exchange Commission.

(hh)     “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

2.       Registration.

(a)       Initial Mandatory Registration. The Company shall prepare, and, in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form that the Company is then eligible to use, subject to the provisions of Section 2(e). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC. The Initial Registration Statement shall contain the “Plan of Distribution” and “Selling Stockholders” sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC no later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the second Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

(b)       Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form that the Company is then eligible to use, subject to the provisions of Section 2(e). Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC. Each Additional Registration Statement shall contain the “Plan of Distribution” and “Selling Stockholders” sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the second Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

(c)       Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

(d)       Investors’ Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel for the Investors to review any registration pursuant to this Section 2 (“Investors’ Counsel”), which shall be Duane Morris LLP or such other counsel as thereafter designated by the Required Holders. The Company and Investors’ Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

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(e)       Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) use such other form as is available for such a registration on another appropriate form that the Company is then eligible to use and (ii) use its reasonable best efforts to register the Registrable Securities on Form S-3 as soon as practicable after the Company becomes eligible to use such form, provided that the Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. Notwithstanding the foregoing, the Company shall take all actions necessary to maintain its eligibility to register the Registrable Securities for resale by the Investors on Form S-3.

3.       Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b) or 2(e), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)       The Company shall use its reasonable best efforts to keep each Registration Statement effective pursuant to Rule 415 as long as the securities covered thereby are Registrable Securities (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “reasonable best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Investors’ Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as reasonably practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b)       The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)       The Company shall (A) permit Investors’ Counsel to review and comment upon (i) a Registration Statement at least four (4) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) in a form to which Investors’ Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Investors’ Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Investors’ Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Investors’ Counsel in performing the Company’s obligations pursuant to this Section 3.

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(d)       The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) if requested by an Investor, promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(e)       The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Investors’ Counsel and each Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)       The Company shall notify Investors’ Counsel and each Investor in writing of the happening of any event but in any event on the same Trading Day as such event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (provided that in no event shall notice contain any material, nonpublic information, unless an Investor gives its prior written consent thereto), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Investors’ Counsel and each Investor as Investors’ Counsel or such Investor may reasonably request. The Company shall also promptly notify Investors’ Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Investors’ Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the second Business Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(g)       The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, use its reasonable best efforts to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Investors’ Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation of any proceeding for such purpose.

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(h)       If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor reasonably believes (based on the advice of Investors’ Counsel) that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Investor.

(i)       If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor reasonably believes (based on the advice of Investors’ Counsel) that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such Investor and (ii) Investors’ Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)       The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)       The Company shall promptly use its reasonable best efforts to either (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or another Eligible Market that is then the principal trading market on which the Common Stock is listed. The Company shall use its reasonable best efforts to maintain the authorization for quotation of the Common Stock on the Principal Market or any other Eligible Market. The Company shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)       The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

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(m)       If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering (to the extent such information relates to information relating to such Investor); and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(n)       The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)       The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement.

(p)       The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)       Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(r)       Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(s)       Neither the Company nor any Subsidiary or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Investor being deemed an underwriter by the SEC; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement.

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(t)       Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, without the prior written consent of the Required Holders, enter into any agreement with respect to its securities, that conflict with or impair the registration rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof.

4.       Obligations of the Investors.

(a)       At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)       Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)       Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

(d)       Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.       Expenses of Registration.

All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers fees, fees and expenses of the Company’s independent auditors, and fees and expenses of counsel for the Company shall be paid by the Company. In connection with any offerings pursuant to a Registration Statement filed in accordance with this Agreement, each Investor shall pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Investor, (ii) any fees and expenses of brokers, advisors, accountants or counsel to such Investor (other than as set forth in the immediately preceding sentence) and (iii) any applicable transfer or similar taxes.

6.       Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

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(a)       To the fullest extent permitted by law, the Company shall indemnify and hold harmless each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or by counsel to such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b)       In connection with any Registration Statement in which an Investor is participating, each such Investor shall, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors and officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor or by counsel to such Investor expressly for use in connection with such Registration Statement; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

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(c)       Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the Indemnified Person or the Indemnified Party and reasonably acceptable to the indemnifying party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party, as the case may be, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of an unconditional release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action as a result of such failure or delay.

(d)       The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)       The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.       Contribution.

If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and indemnified party, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnified party or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

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8.       Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees that it will: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) without limiting the generality of the foregoing clause (i), file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Investor, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144); and (iii) take all such actions necessary to maintain its eligibility to sell such securities pursuant to Rule 144. Upon the request of an Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements. The Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

9.       Assignment of Registration Rights.

The rights of any Investor under this Agreement may be assigned by such Investor to any transferee of all or any portion of such Investor’s Registrable Securities; provided, that: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company, in form and substance reasonably acceptable to the Company, to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.       Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.       Miscellaneous.

(a)       This Agreement shall be effective as of the Closing Date. This Agreement shall automatically terminate as to any Investor, at such time when such Investor ceases to hold any Registrable Securities. This Agreement shall terminate automatically, and the Company shall have no further obligations hereunder, at such time when no Investor holds Registrable Securities.

(b)       If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(c)       Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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If to the Company:

Eyenovia, Inc.

295 Madison Avenue, Suite 2400

New York, New York 10017

Telephone: (917) 289-1117

Attention: John Gandolfo, Chief Financial Officer

E-mail: jgandolfo@eyenoviabio.com

With a copy (for informational purposes only) to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, North Carolina 27607

Telephone: (919) 781-4000

Facsimile: (919) 781-4865

Attention: S. Halle Vakani

Email: hvakani@wyrick.com

If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: 718-921-8300 ext. 622

Facsimile: 718-765-8782

Attention: Frank R. Misciagna, Relationship Manager

E-mail: fmisciagna@astfinancial.com

If to Investors’ Counsel:

Duane Morris LLP

30 South 17th Street

Philadelphia, PA 19103-4196

Telephone: 215-979-1225

Attention: Richard A. Silfen

Email: rasilfen@duanemorris.com

If to an Investor, to its address, facsimile number and/or email address set forth on the Schedule of Investors attached hereto to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail transmission containing the time, date, recipient facsimile number or e-mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(d)       Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

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(e)       All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)       If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(g)       This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(h)       Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(i)       The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)       This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or electronic mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(k)       Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)       All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the Warrants held by Investors then outstanding have been exercised for Registrable Securities without regard to any limitations on exercise of the Warrants.

(m)       The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(n)       This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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(o)       The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

EYENOVIA, INC.

By:	/s/ John Gandolfo
Name:	John Gandolfo
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTORS:

[●]

By:
Name:	[●]
Title:	[●]

[Signature Page to Registration Rights Agreement]

SCHEDULE OF INVESTORS

Investor	Investor Address, Email Address and Facsimile Number

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company, LLC

Telephone:	(718) 921-8300 ext.622
Facsimile:	(718) 765-8782
Attention:	Frank R. Misciagna, Relationship Manager
E-mail:	fmisciagna@astfinancial.com

Re:	Eyenovia, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to Eyenovia, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Registration Rights Agreement, dated as of [●], 2020 (the “Registration Rights Agreement”), entered into by and among the Company and the persons named therein (collectively, the “Holders”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ________, 2020, the Company filed a Registration Statement on Form [S-3] (File No. 333-[__________]) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us] [me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and to [our][my] knowledge, based on a review of the Stop Orders page of the SEC’s website, there has not been issued any stop order suspending its effectiveness nor have there been any proceedings for that purpose instituted nor are any such proceedings pending before or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated [_____], 2020.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC: [LIST NAMES OF HOLDERS]

A-1

EXHIBIT B

SELLING STOCKHOLDERS

The common stock being offered by the selling stockholders are those issued to the selling stockholders in the offering that closed on March 24, 2020, and those issuable to the selling stockholders, upon exercise of the warrant issued in such offering. For additional information regarding the issuances of those shares of common stock and warrants, see “Private Placement of Common Shares and Warrants” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the shares of common stock and the warrants, the selling stockholders have not had any material relationship with us within the past three years.

The following table sets forth information as of [______ __], 202[_], with respect to the selling stockholders for whom we are registering shares for sale to the public, the number of shares of our common stock owned by the each selling stockholder prior to this offering, the percentage of common stock owned by each selling stockholder prior to this offering, the maximum number of shares of our common stock to be sold by each selling stockholder pursuant to this prospectus, the number of shares of our common stock to be owned by each selling stockholder upon completion of this offering, assuming all such shares are sold, and the percentage of common stock owned by each selling stockholder after this offering, assuming all such shares are sold.

This table is prepared based on information supplied to us by the selling stockholders. As used in this prospectus, the term “selling stockholders” includes the selling stockholders listed below, and any donees, pledges, transferees or other successors in interest selling shares received after the date of this prospectus from the selling stockholders as a gift, pledge, or other non-sale related transfer. The numbers of shares in the column “Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus” represents all of the shares that each selling stockholder may offer under this prospectus. The selling stockholders may sell some, all or none of their shares. The selling stockholders may sell or transfer all or a portion of their shares of our common stock pursuant to an available exemption from the registration requirements of the Securities Act. We do not know how long the selling stockholders will hold the shares before selling them, and we currently have no agreements, arrangements or understandings with any selling stockholder regarding the sale of any of the shares.

In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least the sum of (i) the maximum number of shares of common stock issued and (ii) the maximum number of shares of common stock issuable upon exercise of the related warrants, determined as if the outstanding warrants were exercised in full as of the trading day immediately preceding the date this registration statement was initially filed with the SEC, each as of the trading day immediately preceding the applicable date of determination and all subject to adjustment as provided in the registration right agreement, without regard to any limitations on the exercise of the warrants.

	Shares of Common Stock Owned Prior to Offering		Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Shares of Common Stock Owned After Offering
Name of Selling Stockholder	Number	Percent		Number	Percent

B-1

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

-	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

-	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

-	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

-	an exchange distribution in accordance with the rules of the applicable exchange;

-	privately negotiated transactions;

-	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

-	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

-	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

-	a combination of any such methods of sale; and

-	any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.